UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 25, 2014

WELLS FARGO & COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-2979	No. 41-0449260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Montgomery Street, San Francisco, California 94104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: 1-866-249-3302

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

Exhibits are filed herewith in connection with the Registration Statement on Form S-3 (File No. 333-180728) filed by Wells Fargo & Company with the Securities and Exchange Commission.

On June 25, 2014, Wells Fargo & Company issued the following Medium-Term Notes, Series K: Principal at Risk Securities Linked to the iShares® MSCI Emerging Markets ETF due January 25, 2021 (the “Notes”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the form of Note related to such issuance, the opinion of Faegre Baker Daniels LLP regarding the Notes and the opinion of Davis Polk & Wardwell LLP, Wells Fargo & Company’s special tax counsel, regarding the Notes.

(d)	Exhibits

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the iShares® MSCI Emerging Markets ETF due January 25, 2021.

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.

8.1	Opinion of Davis Polk & Wardwell LLP regarding the Notes.

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLS FARGO & COMPANY

DATED: June 25, 2014	/s/	John Shrewsberry
John Shrewsberry
Senior Executive Vice President and
Chief Financial Officer

Index to Exhibits

Exhibit No.	Description	Method of Filing

4.1	Form of Medium-Term Notes, Series K, Principal at Risk Securities Linked to the iShares® MSCI Emerging Markets ETF due January 25, 2021.	Electronic Transmission

5.1	Opinion of Faegre Baker Daniels LLP regarding the Notes.	Electronic Transmission

8.1	Opinion of Davis Polk & Wardwell LLP regarding the Notes.	Electronic Transmission

23.1	Consent of Faegre Baker Daniels LLP (included as part of Exhibit 5.1).

23.2	Consent of Davis Polk & Wardwell LLP (included as part of Exhibit 8.1).

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